UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2020

Micron Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway

Fitchburg, MA 01420

(Address of principal executive offices and zip code)

(978) 345-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class          Trading symbol          Name of each exchange on which registered

Common Stock, $0.01 par value                            MICR                                NYSE American

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01   Entry into a Material Definitive Agreement

Micron Solutions, Inc., Micron Products, Inc., the wholly owned subsidiary of Micron Solutions, Inc., and Rockland Trust Company (“Lender”) entered into the Fourth Amendment and Waiver to Credit and Security Agreement (the “Agreement”) as of March 12, 2020.    Pursuant to the Agreement, the Lender amended the quarterly debt service coverage ratio measurement requirements for the first three quarters of 2020.    In addition, effective as of the date of occurrence, the Lender waived Micron’s non-compliance with the fourth quarter 2019 debt service coverage ratio covenant.

The foregoing description of the Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2020, Micron Solutions, Inc. (the "Company") announced its financial results for the fiscal year ended December 31, 2019.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 16, 2020, Micron Solutions, Inc. (the "Company") issued a press release announcing its intention to voluntarily delist its Common Stock, par value $0.01 (the “Common Stock”), from the NYSE American LLC (the “Exchange”) and to deregister its Common Stock under Section 12(g) of the Exchange Act and suspend its SEC reporting obligations under Section 15(d) of the Exchange Act.

The Company has notified the Exchange of its intent to voluntarily delist its Common Stock from the Exchange. The Company currently anticipates that it will file with the Securities and Exchange Commission a Form 25 relating to the delisting of its Common Stock on or about March 26, 2020, and anticipates that the delisting of its Common Stock will become effective on or about April 6, 2020.

The Company has been reviewing its ability to regain compliance with Exchange’s stockholder equity requirements as set forth in Section 1003(a)(iii) of the NYSE American Company Guide by December 12, 2020 (the “Cure Period”), and whether to continue the listing of its Common Stock on the Exchange.  After much discussion and deliberation, and after taking into account the Company’s net loss for the 2019 fiscal year, the previous four years of fiscal net losses, and the uncertainty of the transactions available to the Company to increase stockholders’ equity, including the sale of assets and capital raising, upon recommendation of a special committee comprised of independent directors, the Board of Directors has determined that it is unlikely to regain compliance with the Exchange’s stockholders’ equity requirements under Section 1003(a)(iii) of the NYSE American Company Guide by the end of the Cure Period.

The Company intends to apply to have its Common Stock quoted on the OTCQB Venture Market on the OTC Markets; however, there can be no assurances that its Common Stock will continue to be traded on such market.

Following the delisting of its Common Stock on the Exchange, the Company plans to file a Form 15 to deregister its Common Stock under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act, as the Company’s Common Stock is held by less than 300 stockholders of record.   The Company is taking this further action in order to reduce legal, accounting and administrative costs associated with being an SEC reporting company and allow management to increase its focus on improving performance by reducing time spent in complying with applicable SEC reporting requirements.

The Company intends to continue to provide periodic financial information, including continuing to engage an independent public accounting firm to perform an annual audit of the Company’s financial statements.  Assuming that the Company’s Common Stock is quoted on the OTCQB Venture Market, the Company will provide financial and other business information under the OTC Market’s alternative reporting standards.

The Company intends to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the Securities and Exchange Commission on or about March 30, 2020.

Item 7.01 Regulation FD Disclosure

On March 16, 2020, the Company issued a press release announcing its intent to file a Form 25 and to voluntarily delist its Common Stock from the Exchange and to file a Form 15 and to deregister its Common Stock under Section 12(g) of the

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Exchange Act and suspend it SEC reporting obligations.  A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment and Waiver to Credit and Security Agreement dated as of March 12, 2020 between Micron Solutions, Inc., Micron Products, Inc. and Rockland Trust Company
99.1	Press release dated March 16, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 16th day of March, 2020.

MICRON SOLUTIONS, INC.

By:	/s/ William J. Laursen
William J. Laursen
President and CEO

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